84841792v.1 SEPARATION AGREEMENT AND GENERAL RELEASE This Separation Agreement and General Release (the “Agreement”) is entered into by and between BigBear.ai, LLC, a Delaware limited liability company (referred to throughout this Agreement as “Employer” or “ the Company”) and Brian Frutchey (“Employee”). The term “Party” or “Parties” as used herein shall refer to Employer, Employee, or both, as may be appropriate. 1. Last Day of Employment. Employee’s last day of employment with Employer will be September 15, 2022 (“Separation Date”). This Agreement is invalid if signed by Employee prior to Employee’s last date of employment. 2. Separation/Consideration. In consideration for signing this Agreement, and complying with its terms, Employer and Employee agree as follows: (a) Employee’s employment as Chief Technology Officer, as well as from all other officer, director and employment positions that Employee held at or through the Company, and any of its parents, subsidiaries or affiliates, ceased effective as of the Separation Date. Except as approved by the Company in writing, Employee agrees not to hold himself out as a partner, member, director, officer or employee of, or as otherwise affiliated with, the Company (including on social media) after the Separation Date. Employee agrees to promptly execute such additional documentation as requested by the Company to effectuate the foregoing. (b) Regardless of whether Employee executes this Agreement, the Company shall timely pay to Employee, minus applicable taxes, withholdings and authorized or required deductions: (i) all earned, but unpaid, wages and accrued, but unused, vacation time earned in accordance with applicable law and Company policy through the Separation Date; (ii) any unpaid expenses or other reimbursements, due to Employee under the Company’s policies, provided that Employee must submit for reimbursement any outstanding business-related expenses within ten (10) days following the Separation Date; and (iii) if applicable, a refund of all ESPP deductions taken during the current offering period as part of the Company’s Employee Stock Purchase Program that have not been used to purchase shares as of the Separation Date. (c) Employee will receive under separate cover information regarding Employee’s rights under the Consolidated Omnibus Budget Reconciliation Act and, if applicable, any state continuation coverage laws (collectively, “COBRA”). Employee acknowledges that Employee should review the COBRA notice and election forms carefully to understand Employee’s rights and obligations to make timely elections, provide timely notification and make timely premium payments. Except as to any vested benefits or as otherwise provided herein or required under applicable law, Employee’s right to, and participation in, medical, dental and vision plans as an employee shall terminate as of the last day of the month that includes the Separation Date, in accordance with the specific terms of each plan (i.e., September 30, 2022). (d) Separation Payments. In exchange for Employee’s agreements provided herein, and provided that Employee complies with this Agreement at all times and the “ADEA Release” (as defined below) becomes effective pursuant to its terms, (a) within five (5) business days after the ADEA Release becomes effective, the Company shall pay to Employee a

2 lump sum payment of $162,500.00 less all applicable taxes, withholdings and authorized or required deductions, which represents six (6) months of base salary (b) a lump sum payment of $9,000.00, less all applicable taxes, withholdings and authorized or required deductions, which represents the cost of the employer share of health and welfare premiums for plans in which you were enrolled as of the Separation Date for a period of six (6) months and (c) a lump sum payment of $42,200, less all applicable taxes, withholdings and authorized or required deductions, which represents six (6) months of your 2022 short-term incentive plan bonus, collectively, the “Separation Payments”), in each case, to be paid on the second regularly scheduled Company payroll date following the ADEA Release Effective Date. The payments under this Section 2 are not earnings or wages under any Company 401(k) plan. 3. No Consideration Absent Execution of this Agreement. Employee understands and agrees that Employee would not receive the monies and/or benefits specified in Paragraph 2 above, except for Employee’s timely execution of this Agreement and the fulfillment of the promises contained herein. 4. Forfeiture of Unvested Awards. (a) As of immediately prior to the Separation Date, Employee holds (i) 350,000 Class B Units (the “B Units”) in BBAI Ultimate Holdings, LLC (formerly known as PCISM Ultimate Holdings, LLC), which were granted pursuant to the Incentive Unit Grant Agreement dated as of February 17, 2021 (the “Grant Agreement”), (ii) an option to purchase 30,468.75 and 29,018 shares of common stock of Bigbear.ai Holdings, Inc. (“PubCo”), which were granted to Employee on December 7, 2021 and March 30, 2022, respectively (the “Option”) pursuant to PubCo’s 2021 Long-Term Incentive Plan (the “Plan”) and (iii) an award of 12,188 and 11,607 restricted stock units, which were granted to Employee on December 7, 2021 and March 30, 2022, respectively under the Plan (the “RSUs”). (b) Effective as of the Separation Date, the entire Option, all of the RSUs and the 140,000 of the B Units designated as “Tranche II Units”, which represents the portion of the B Units that remain outstanding and unvested as of the Separation Date, (and all rights arising from such Tranche II B Units and from being a holder thereof) will terminate automatically without any further action by the Company or any other person or entity and will be forfeited without consideration or notice. (c) The 210,000 B Units designated as “Tranche I Units” and “Tranche III Units” which, as of the Separation Date, are fully vested, will not be forfeited but will remain outstanding, subject to the terms, including the repurchase rights, of the award agreement evidencing the grant of the B Units (the “Retained Equity”). (d) As of the Separation Date, Employee acknowledges and agrees that s/he has 90 days to exercise the Option. Employee further acknowledges and agrees that s/he does not hold any equity interests or other securities in any Released Party (as defined below) (or rights to acquire or derivative rights in respect of any such equity interests or other securities), Employee does not have any claim for profits or distributions or cash or other assets of any Released Party.

3 5. Continuing Obligations. (a) Employee hereby reaffirms Employee’s obligations under the Grant Agreements, Code of Conduct, Non-Solicitation Agreement, and Employee Non-Disclosure and Intellectual Property Assignment Agreement and agrees to comply at all times with Employee’s post-employment obligations (including, for the avoidance of doubt, all non-competition, non- solicitation and similar obligations set forth in such agreements). In addition, because of the Employer's legitimate business interest and the good and valuable consideration offered to the Employee, for six (6) months beginning on the Separation Date, Employee agrees and covenants not to engage in any Competitive Activity within the United States relating to augmented analytics or cyber solutions provided to the US Federal government. For purposes of this non-compete clause, "Competitive Activity" means to, directly or indirectly, in whole or in part, engage in, provide services to, or otherwise participate in, whether as an employee, employer, owner, operator, manager, advisor, consultant, agent, partner, director, stockholder, officer, volunteer, intern, or any other similar capacity, Without limiting the foregoing, Competitive Activity also includes activity that may require or inevitably require the Employee's disclosure of trade secrets, proprietary information, classified information or Confidential Information. (b) Nothing in this Agreement prohibits the Employee from purchasing or owning less than five percent (5%) of the publicly traded securities of any corporation, provided that the Employee's ownership represents a passive investment and that the Employee is not a controlling person of, or a member of a group that controls, the corporation. (c) Employee also agrees to refrain from disparaging or holding up to ridicule the name of the Company, its successors, and their current and former officers, directors, attorneys, agents and employees. 6. General Release, Claims Not Released and Related Provisions. (a) General Release of All Claims. Employee, on Employee’s own behalf and on behalf of Employee’s heirs, executors, administrators, successors, and assigns knowingly and voluntarily release and forever discharge Employer, its direct and indirect parent corporations, affiliates, subsidiaries, divisions, predecessors, insurers, reinsurers, professional employment organizations, representatives, successors and assigns, and their current and former employees, attorneys, officers, directors and agents thereof, both individually and in their business capacities, and their employee benefit plans and programs and their administrators and fiduciaries, both individually and in their business capacities (collectively referred to throughout the remainder of this Agreement as “Releasees”), of and from any and all claims, known and unknown, asserted or unasserted, which the Employee has or may have against Releasees as of the date of execution

4 of this Agreement, including, but not limited to, any alleged violation of the following, as amended: Title VII of the Civil Rights Act of 1964;Sections 1981 through 1988 of Title 42 of the United States Code; The Age Discrimination in Employment Act of 1967; The Older Workers’ Benefit Protection Act of 1990; The Americans with Disabilities Act of 1990; The Worker Adjustment and Retraining Notification Act; The Fair Credit Reporting Act; The Family and Medical Leave Act; The Genetic Information Nondiscrimination Act of 2008; The Uniformed Services Employment and Reemployment Rights Act of 1994 (USERRA); any other federal, state or local law, rule, regulation, or ordinance; any claims sounding in tort, contract (express or implied); claims for wrongful discharge, harassment of any kind, vacation or sick leave pay, intentional or negligent infliction of emotional distress, any basis for recovering costs, fees, or other expenses including attorneys’ fees incurred in these matters. In addition, Employee acknowledges that by signing this Agreement, Employee is also waiving his/her rights under any state or local laws in any of the states in which Employee worked for the Company during his/her employment. A list of the various state and local laws is set forth in Exhibit A attached to this Agreement. (b) Release of Claimes under the ADEA. Notwithstanding anything in this Agreement to the contrary, Employee’s release of Claims under the Age Discrimination in Employment Act, as amended (the “ADEA Release”) shall only become effective upon: (i) Employee’s separate signature set forth on the signature page of this Agreement reflecting Employee’s assent to Employee’s release of Claims under the ADEA and (ii) the occurrence of the ADEA Release Effective Date (as defined below). (c) Effective Date(s). The first date upon which Employee and the Company have signed this Agreement, and the Company has received Employee’s signature, shall be the “Effective Date”. Employee has seven (7) calendar days after the date on which Employee initially executes this Agreement for purposes of the ADEA Release to revoke Employee’s consent to the ADEA Release. Such revocation must be in writing and must be emailed to Claire Morse, CHRO at Claire.Morse@BigBear.ai. Notice of such revocation must be received within the seven (7) calendar days referenced above. If Employee does not sign this Agreement for purposes of the ADEA Release or if Employee revokes Employee’s execution of this Agreement for purposes of the ADEA Release, the ADEA Release shall be null and void and the “ADEA Release Effective Date” (as defined below) shall not occur. Provided that Employee does not revoke Employee’s execution of this Agreement for purposes of the ADEA Release within such seven (7) day revocation period, this ADEA Release will become effective on the eighth (8th) calendar day after the date on which Employee signs this Agreement for purposes of the ADEA Release (the “ADEA Release Effective Date”). (d) Claims Not Released. Employee is not waiving any rights Employee may have to: (i) Employee’s own vested or accrued employee benefits under Employer’s qualified retirement benefit plans as of the Separation Date; (ii) benefits and/or the right to seek benefits under applicable workers’ compensation and/or unemployment compensation statutes; (iii) pursue claims which by law cannot be waived by signing this Agreement; and (iv) enforce this Agreement.

5 (e) Covenant Not to Sue. A “covenant not to sue” is a legal term which means Employee promises not to file a lawsuit in court. It is different from the General Release of Claims covered above. Besides waiving and releasing the claims set forth above in the General Release paragraph, Employee further agrees never to sue any of the Releasees in any forum for any reason covered by the General Release paragraph. If Employee sues any of the Releasees, Employee shall be liable for their reasonable attorneys’ fees and other litigation costs incurred in defending against such a suit. Notwithstanding this Covenant Not to Sue, Employee may bring a claim against Employer to enforce this Agreement. (f) Governmental Agencies. Nothing in this Agreement prohibits, prevents, or otherwise limits Employee from filing a charge or complaint with or participating, testifying, or assisting in any investigation, hearing, or other proceeding before any federal, state, or local government agency (e.g., EEOC, NLRB, SEC) or in any legislative or judicial proceeding nor does anything in this Agreement preclude, prohibit or otherwise limit, in any way, Employee’s rights and abilities to contact, communicate with or report unlawful conduct, or provide documents, to federal, state, or local officials for investigation or participate in any whistleblower program administered by any such agencies. In addition, nothing in this Agreement, including but not limited to the release of claims nor the confidentiality, non-disparagement, affirmations, cooperation, and return of property clauses, prohibits Employee from: (1) reporting possible violations of federal or other law or regulations, including any possible securities laws violations, to any governmental agency or entity, including but not limited to the U.S. Department of Justice, the U.S. Securities and Exchange Commission, the Commodity Futures Trading Commission, the U.S. Congress, or any agency Inspector General; (2) making any other disclosures that are protected under the whistleblower provisions of federal or other law or regulations; or (3) filing a charge or complaint or otherwise fully participating in any governmental whistleblower programs, including but not limited to any such programs managed or administered by the U.S. Securities and Exchange Commission, the Commodity Futures Trading Commission and/or the Occupational Safety and Health Administration. Employee is not required to notify or obtain permission from Employer when filing a governmental whistleblower charge or complaint or engaging or participating in protected whistleblower activity. Moreover, nothing in this Agreement prohibits or prevents Employee from receiving individual monetary awards or other individual relief by virtue of participating in such governmental whistleblower programs. (g) Collective/Class Action Waiver. If any claim is not subject to release, to the extent permitted by law, Employee waives any right or ability to be a class or collective action representative or to otherwise participate in any putative or certified class, collective or multi-party action or proceeding based on such a claim in which Employer or any other Releasee identified in this Agreement is a party. 7. Acknowledgments and Affirmations. (a) Employee confirms that prior to the execution of this Agreement, Employee has not revealed its terms to any third parties. Employee agrees not to disclose any

6 information regarding the existence or substance of this Agreement, except to Employee’s spouse, tax advisor, an attorney with whom Employee chooses to consult regarding Employee’s consideration of this Agreement and/or to any federal, state or local government agency. Nothing in this Agreement has the purpose or effect of preventing Employee from making truthful disclosures about alleged unlawful conduct. (b) Employee affirms that Employee has not filed, caused to be filed, or presently is a party to any claim against Employer. Nothing in this Agreement or these Affirmations is intended to impair Employee’s rights under whistleblower laws or cause Employee to disclose Employee’s participation in any governmental whistleblower program or any whistleblowing statute(s) or regulation(s) allowing for anonymity. (c) Employee also affirms that Employee has been paid and/or has received all compensation, wages, bonuses, commissions, paid sick leave, predictability pay, and/or benefits which are due and payable as of the date Employee signs this Agreement and Employee has been reimbursed for all necessary expenses or losses incurred by Employee within the scope of Employee’s employment. Employee further affirms that Employee has submitted expense reports for all necessary expenses or losses incurred by Employee within the scope of Employee’s employment. Employee affirms that Employee has been granted any leave to which Employee was entitled under the Family and Medical Leave Act and state and local leave and disability accommodation laws. (d) Employee further affirms that Employee has no known workplace injuries or occupational diseases. (e) Employee also affirms that Employee has not divulged any proprietary or confidential information of Employer and will continue to maintain the confidentiality of such information consistent with Employer’s policies and Employee’s agreement(s) with Employer and/or common law. Under the federal Defend Trade Secrets Act of 2016, Employee shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that: (a) is made (i) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (b) is made to Employee’s attorney in relation to a lawsuit against Employer for retaliation against Employee for reporting a suspected violation of law; or (c) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. (f) Employee and Employer acknowledge Employee’s rights to make truthful statements or disclosures required by law, regulation, or legal process and to request or receive confidential legal advice, and nothing in this Agreement shall be deemed to impair those rights. 8. Return of Property. (a) Except as provided otherwise in this Agreement or by law, Employee affirms that Employee has returned, without copying or otherwise reproducing, all of

7 Employer’s property, documents, and/or any confidential information in Employee’s possession or control. (b) Employee also affirms that Employee is in possession of all of Employee’s property that Employee had at Employer’s premises and that Employer is not in possession of any of Employee’s property. 9. Governing Law and Interpretation. This Agreement shall be governed and conformed in accordance with the laws of the State in which Employee was employed by Employer as of the date of Employee’s Separation Date, without regard to its conflict of laws provision. Should any provision of this Agreement be declared illegal or unenforceable by any court of competent jurisdiction and cannot be modified to be enforceable, excluding the general release language, such provision shall immediately become null and void, leaving the remainder of this Agreement in full force and effect. 10. Arbitration Agreement. Any and all disputes, controversy or claim arising from this Agreement or its enforcement shall be submitted to final, binding and confidential arbitration, on an individual basis and by a single arbitrator, administered by the American Arbitration Agreement (“AAA”) and in accordance with the AAA’s rules for arbitration of employment- related disputes. Employee and Employer hereby expressly waive any right to go to court, to have a trial by jury, and the right to participate in any class-action lawsuit or class-wide arbitration, or to participate in any multi-party, class or collective action or proceeding in which either Employer or Employee is a party. The arbitrator shall have exclusive authority to decide any issues relating to the making, validity, enforcement, or scope of this Arbitration Agreement, arbitrability, defenses to arbitration including unconscionability, or the validity of any jury trial or class action waivers. The arbitrator must be an attorney in good standing.The cost of the arbitration shall be shared equally by the parties, but the arbitrator shall have the right to allocate costs in the final award. The arbitrator shall be authorized to award any or all remedies that Employee or Employer would be entitled to seek in a court of law. Any awards or orders in such arbitrations may be entered and enforced as judgments in the federal and state courts of any competent jurisdiction in which the claims would otherwise have been properly filed. 11. Nonadmission of Wrongdoing. The Parties agree that neither this Agreement nor the furnishing of the consideration for this Agreement shall be deemed or construed at any time for any purpose as an admission by Releasees of wrongdoing or evidence of any liability or unlawful conduct of any kind. 12. Amendment. This Agreement may not be modified, altered or changed except in writing and signed by both Parties wherein specific reference is made to this Agreement. 13. Entire Agreement. This Agreement sets forth the entire agreement between the Parties hereto, and fully supersedes any prior agreements or understandings between the Parties, except for any arbitration, intellectual property, noncompete, restrictive covenant, nonsolicitation, nondisclosure, or confidentiality agreements between Employer and Employee, which shall remain in full force and effect according to their terms. Employee acknowledges that Employee has not relied on any representations, promises, or agreements of any kind made to Employee in

8 connection with Employee’s decision to accept this Agreement, except for those set forth in this Agreement. 14. Counterparts and Signatures. This Agreement may be signed in counterparts, each of which shall be deemed an original, but all of which, taken together shall constitute the same instrument. A signature made on a faxed or electronically mailed copy of the Agreement or a signature transmitted by facsimile or electronic mail will have the same effect as the original signature. EMPLOYEE ACKNOWLEDGES THAT EMPLOYEE HAS HAD FORTY- FIVE (45) DAYS TO CONSIDER THIS AGREEMENT. EMPLOYEE FURTHER ACKNOWLEDGES THAT EMPLOYEE HAS BEEN ADVISED TO CONSULT WITH AN ATTORNEY PRIOR TO SIGNING THIS AGREEMENT. IF EMPLOYEE IS FORTY (40) YEARS OF AGE OR OLDER, EMPLOYEE ACKNOWLEDGES THAT HE/SHE HAS BEEN PROVIDED WITH THE JOB TITLES AND AGES OF ALL INDIVIDUALS IN HIS/HER BUSINESS DECISIONAL UNIT SELECTED FOR TERMINATION AND NOT SELECTED FOR TERMINATION (EXHIBIT B ATTACHED HERETO.) FURTHER, IF EMPLOYEE IS FORTY (40) YEARS OF AGE OR OLDER, EMPLOYEE ACKNOWLEDGES THAT HE/SHE WILL HAVE SEVEN (7) DAYS TO REVOKE THIS AGREEMENT AFTER SIGNING THE SAME, BY NOTIFYING THE UNDERSIGNED IN WRITING, WITHIN THE SEVEN (7) DAYS PERIOD AFTER HE/SHE HAS SIGNED THE SAME. EMPLOYEE AGREES THAT ANY MODIFICATIONS, MATERIAL OR OTHERWISE, MADE TO THIS AGREEMENT, DO NOT RESTART OR AFFECT IN ANY MANNER THE ORIGINAL CONSIDERATION PERIOD. EMPLOYEE FURTHER ACKNOWLEDGES THAT PRIOR TO SIGNING BELOW, HE/SHE HAS REVIEWED THE LIST OF STATES SET FORTH IN EXHIBIT A ATTACHED TO THIS AGREEMENT, AND UNDERSTANDS THAT HE/SHE IS WAIVING ALL RIGHTS UNDER THE LAWS OF THOSE STATES IN WHICH EMPLOYEE WAS EMPLOYED BY THE COMPANY DURING HIS/HER EMPLOYMENT. EMPLOYEE FREELY AND KNOWINGLY, AND AFTER DUE CONSIDERATION, ENTERS INTO THIS AGREEMENT INTENDING TO WAIVE, SETTLE AND RELEASE ALL CLAIMS EMPLOYEE HAS OR MIGHT HAVE AGAINST RELEASEES.

9 The Parties knowingly and voluntarily sign this Agreement as of the date(s) set forth below: FOR THE COMPANY: By:________________________________ By:_______________________ Please Print Name Date: ____________________________ __________________________ Employee Signature Date:________________________ Brian Frutchey s/ Brian Frutchey 9-15-2022 s/ Erin Cotter 9-15-2022